UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2021

FRESHPET, INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36729	20-1884894
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Plaza Drive, 1st Floor Secaucus, NJ	07094
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 520-4000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	FRPT	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On June 8, 2021, the board of directors (the “Board”) of Freshpet, Inc. (“Freshpet” or the “Company”) adopted amended and restated bylaws, attached hereto as Exhibit 3.1 (the “New Bylaws”), effective as of June 8, 2021. The New Bylaws provide for majority voting in uncontested elections of the Company’s directors, with plurality voting continuing to apply in contested elections.

Item 7.01.	Regulation FD Disclosure.

Freshpet will be partnering with Chewy to bring the Freshpet vital brand to consumers in select geographies beginning later in 2021.

Item 8.01.	Other Events.

In connection with the adoption of the New Bylaws, the Board adopted a new director resignation and retirement policy (the “Policy”). The Policy provides that the Board will only nominate for election as directors, or appoint as directors, candidates who agree to tender an irrevocable director resignation that will become effective upon the failure by such person to receive the required vote at the next annual meeting at which they face re-election and the Board acceptance of such resignation.

The Policy also provides that non-employee directors will not be nominated for re-election or reappointment to the Board after attaining the age of 75. The Board may waive this Policy under certain circumstances.

Forward Looking Statements

Statements in this report regarding the timing for the Company’s products becoming available on Chewy.com constitute “forward-looking” statements. These statements are based on management’s current expectations regarding future events. Such forward-looking statements are predictions, not historical fact, and involve certain risks, uncertainties and assumptions. The Company undertakes no obligation to publicly update or revise any forward-looking statement because of new information, future events or otherwise, except as otherwise required by law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
3.1	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRESHPET, INC.

Date: June 9, 2021	By:	/s/ Heather Pomerantz
Name: Heather Pomerantz
Title: Chief Financial Officer